                                                                  Exhibit (h)(2)


                                                                      Appendix I
                                                              As of July 6, 2001

SERVICES PROVIDED BY ICCC
Flag Investors Communications Fund, Inc.                   Transfer Agency      Accounting Services      Administration Services
Flag Investors Series Funds, Inc.                          Transfer Agency      Accounting Services      Administration Services
Emerging Growth Fund, Inc. (formerly,                      Transfer Agency      Accounting Services            -------------
Flag Investors Emerging Growth Fund Inc.)
Flag Investors Equity Partners Fund, Inc.                  Transfer Agency      Accounting Services            -------------
Real Estate Securities Fund, Inc. (formerly,               Transfer Agency      Accounting Services            -------------
Flag Investors Real Estate Securities Fund, Inc.)
Short-Intermediate Income Fund, Inc. (formerly,            Transfer Agency      Accounting Services            -------------
Flag Investors Short-Intermediate Income Fund, Inc.)
Flag Investors Value Builder Fund, Inc.                    Transfer Agency      Accounting Services            -------------
Deutsche Investors Funds, Inc.
(formerly, Flag Investors Funds, Inc.)
             Top 50 US Fund                                Transfer Agency          -------------        Administration Services
            Top 50 Asia Fund                               Transfer Agency          -------------        Administration Services
           Top 50 Europe Fund                              Transfer Agency          -------------        Administration Services
            Top 50 World Fund                              Transfer Agency          -------------        Administration Services
          Japanese Equity Fund                             Transfer Agency          -------------        Administration Services
          European Mid-Cap Fund                            Transfer Agency          -------------        Administration Services
         Growth Opportunity Fund                           Transfer Agency      Accounting Services      Administration Services
     Global Financial Services Fund                        Transfer Agency      Accounting Services      Administration Services
        Global Biotechnology Fund                          Transfer Agency      Accounting Services      Administration Services
         Global Technology Fund                            Transfer Agency      Accounting Services      Administration Services
Deutsche Investors Portfolios Trust
(formerly, Flag Investors Portfolios Trust)
              Top 50 World                                 Transfer Agency          -------------        Administration Services
                Portfolio
              Top 50 Europe                                Transfer Agency          -------------        Administration Services
                Portfolio
               Top 50 Asia                                 Transfer Agency          -------------        Administration Services
                Portfolio
                Top 50 US                                  Transfer Agency          -------------        Administration Services
                Portfolio
             Japanese Equity                               Transfer Agency          -------------        Administration Services
                Portfolio
            European Mid-Cap                               Transfer Agency          -------------        Administration Services
                Portfolio
     (formerly, Provesta Portfolio)